PARAMETRIC EMERGING MARKETS FUND
PARAMETRIC INTERNATIONAL EQUITY FUND
Supplement to Prospectus dated June 1, 2012

PARAMETRIC TAX-MANAGED EMERGING MARKETS FUND
Supplement to Prospectus dated November 1, 2012

PARAMETRIC GLOBAL SMALL-CAP FUND
Supplement to Prospectus dated December 19, 2012

PARAMETRIC MARKET NEUTRAL FUND
PARAMETRIC TAX-MANAGED INTERNATIONAL EQUITY FUND
Supplement to Prospectuses dated March 1, 2013

PARAMETRIC CURRENCY FUND
Supplement to Prospectus dated April 1, 2013

1.

The following replaces the first paragraph under “Purchasing Shares”:

You may purchase shares through your financial intermediary or by mailing an account application form to the transfer agent (see back cover for address).  Purchase orders will be executed at the net asset value (plus any applicable sales charge) next determined after their receipt in proper form (meaning that they are complete and contain all necessary information) by a Fund’s transfer agent.  A Fund’s transfer agent or your financial intermediary must receive your purchase in proper form no later than the close of regular trading on the Exchange (normally 4:00 p.m. eastern time) for your purchase to be effected at that day’s net asset value.  If you purchase shares through a financial intermediary, that intermediary may charge you a fee for executing the purchase for you.

A Fund may suspend the sale of its shares at any time and any purchase order may be refused for any reason.  The Eaton Vance funds do not accept investments from residents of the European Union or Switzerland.  The funds also do not accept investments from other non-U.S. residents, provided that a fund may accept investments from certain non-U.S. investors at the discretion of the principal underwriter.  The Eaton Vance funds do not issue share certificates.

2.

Effective May 24, 2013, the hours of operation for Eaton Vance Shareholder Services are changing to 8:30 a.m. – 5:30 p.m. (eastern time) (Monday – Friday).

May 1, 2013	PPASTATPS